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SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12
SATCON TECHNOLOGY CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

SATCON TECHNOLOGY CORPORATION
161 FIRST STREET
CAMBRIDGE, MASSACHUSETTS 02142

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of SATCON TECHNOLOGY CORPORATION (the "Corporation"), a Delaware corporation, will be held on Tuesday, April 20, 2004 at 10:00 a.m. at the offices of Greenberg Traurig LLP, One International Place, 20th Floor, Boston, Massachusetts 02110, to consider and act upon the following matters:

  1.
  To elect three (3) Class I directors for the ensuing three years;

  2.
  To ratify the selection of Grant Thornton LLP as independent auditors for the Corporation for the fiscal year ending September 30, 2004; and

  3.
  To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

        The Board of Directors has fixed the close of business on February 27, 2004 as the record date for the determination of stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournments thereof. The stock transfer books of the Corporation will remain open for the purchase and sale of the Corporation's Common Stock.

        We hope that all stockholders will be able to attend the Annual Meeting in person. In order to ensure that a quorum is present at the Annual Meeting, please date, sign and promptly return the enclosed Proxy whether or not you expect to attend the Annual Meeting. A postage-prepaid envelope, addressed to American Stock Transfer, the Corporation's transfer agent and registrar, has been enclosed for your convenience. If you attend the Annual Meeting, your Proxy will, upon your written request, be returned to you and you may vote your shares in person.

        All stockholders are cordially invited to attend the meeting.

By Order of the Board of Directors, JOSEPH S. MORAN Secretary

Cambridge, Massachusetts
March 15, 2004

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY MAIL IT IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

SATCON TECHNOLOGY CORPORATION
161 FIRST STREET
CAMBRIDGE, MASSACHUSETTS 02142

PROXY STATEMENT

for the 2004 Annual Meeting of Stockholders to be held on April 20, 2004

        The enclosed Proxy is solicited by the Board of Directors (the "Board") of SATCON TECHNOLOGY CORPORATION (the "Corporation"), a Delaware corporation, for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Tuesday, April 20, 2004 at 10:00 a.m. at the offices of Greenberg Traurig LLP, One International Place, 20th Floor, Boston, Massachusetts 02110, and at any adjournment or adjournments thereof.

        All Proxies will be voted in accordance with the instructions contained therein, and if no choice is specified, the Proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any Proxy may be revoked by a stockholder at any time before it is exercised by delivery of written revocation to the Secretary of the Corporation.

        The Corporation's Annual Report to Stockholders for the fiscal year ended September 30, 2003 ("Fiscal 2003") is being mailed to stockholders with the mailing of these proxy materials on or about March 15, 2004.

        A copy of the Corporation's Annual Report on Form 10-K for the fiscal year ended September 30, 2003 as filed with the Securities and Exchange Commission, except for exhibits, will be furnished without charge to any stockholder upon written or oral request to the Investor Relations Department of the Corporation, SatCon Technology Corporation, 161 First Street, Cambridge, Massachusetts 02142, telephone: (617) 661-0540.

Voting Securities and Votes Required

        Stockholders of record at the close of business on February 27, 2004 will be entitled to notice of and to vote at the Annual Meeting and at any adjournment or adjournments thereof. On that date, 27,473,470 shares of the Corporation's common stock, $0.01 par value per share (the "Common Stock"), were issued and outstanding.

        Each share of Common Stock entitles the holder to one vote with respect to all matters submitted to stockholders at the Annual Meeting. The representation in person or by Proxy of at least a majority of the shares of Common Stock entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business.

        Directors are elected by a plurality of votes cast by stockholders entitled to vote at the Annual Meeting. All other matters being submitted to stockholders require the affirmative vote of the majority of shares present in person or represented by Proxy at the Annual Meeting. The Corporation has no other securities entitled to vote at the Annual Meeting.

        Shares which abstain from voting as to a particular matter and shares held in "street name" by brokers or nominees who indicate on their Proxies that they do not have discretionary authority to vote such shares as to a particular matter will not be considered as present and entitled to vote with respect to a particular matter and will have no effect on the voting on such matter. Accordingly, neither abstentions nor broker non-votes will have any effect upon the outcome of voting with respect to the election of directors, which requires a plurality of the Common Stock cast, or the ratification of the appointment of the Corporation's independent auditors, which requires an affirmative vote of a majority of the Common Stock present or represented by Proxy and voting on the matter.

        Stockholders may vote in person or by Proxy. Execution of a Proxy will not in any way affect a stockholder's right to attend the Annual Meeting and vote in person. Any stockholder voting by Proxy has the right to revoke it at any time before it is exercised by giving written notice to the Secretary of the Corporation prior to the Annual Meeting, or by giving to the Secretary of the Corporation a duly executed Proxy bearing a later date than the Proxy being revoked at any time before such Proxy is voted, or by appearing at the Annual Meeting and voting in person. The shares represented by all properly executed Proxies received in time for the Annual Meeting will be voted as specified therein. If a stockholder does not specify in the Proxy how the shares are to be voted, they will be voted in favor of the election as directors of those persons named in this Proxy Statement and in favor of all other items set forth herein.

Householding of Annual Meeting Materials

        Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of the Corporation's Proxy Statement or Annual Report to Stockholders may have been sent to multiple stockholders in each household. The Corporation will promptly deliver a separate copy of either document to any stockholder upon written or oral request to the Investor Relations Department of the Corporation, SatCon Technology Corporation, 161 First Street, Cambridge, Massachusetts 02142, telephone: (617) 661-0540. Any stockholder who wants to receive separate copies of the Proxy Statement or Annual Report to Stockholders in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder's bank, broker, or other nominee record holder, or the stockholder may contact the Corporation at the above address and phone number.

Directions to Greenberg Traurig LLP's Boston Office

One International Place
Boston, Massachusetts 02110
617-310-6000
617-310-6001 - fax
info@gtlaw.com
www.gtlaw.com

International Place is bounded by Oliver Street, High Street, and the Southeast Expressway. The building's main entrance is on the corner of High Street and Oliver Street. Greenberg Traurig is located in Tower I of International Place. Visitors must check in at the Security Desk in the Lobby.

SUMNER TUNNEL:

        Exit Sumner tunnel bearing right—at the first light cross under the Expressway to Haymarket and proceed ahead to Surface Road. Follow Surface Road, which runs under Expressway through approximately 9 sets of lights follow sign for Purchase St. the last set of lights will be by the Boston Harbor Hotel. Cross under Expressway on to Purchase St. and the garage entrance will be on your right. The 1st entrance will be the loading dock and 2nd entrance will be parking garage.

I-90 EAST (MASS PIKE)

        Just after the Prudential Tunnel exit use the center lane to exit 24-A to South Station. Take Atlantic Avenue through Summer St., Congress St., and the Northern Avenue Bridge. Immediately after the Northern Avenue Bridge take the u-turn onto Purchase Street. The parking garage entrance will be the second entrance to your right.

93 SOUTH

        Take 93 South to exit 24 -toward the Callahan Tunnel/Logan Airport. Turn Right onto North Street. Turn Sharp Left onto Surface Rd./Surface Artery. Turn Slight Right onto Surface Rd./Cross St.

Continue to follow Surface Artery. Stay straight to go onto Surface Rd./Atlantic Ave. Take Atlantic Ave to Purchase St. Parking garage is second entrance to your right.

93 NORTH

        Take 93 North to Exit 24A, Government Center. Follow the Aquarium/Financial District sign. Go through six (6) sets of lights. The International Place garage is on the right.

WATER SHUTTLE:

        Travelers taking the Water Shuttle from Logan Airport to Rowe's Wharf, cross Atlantic Ave and the Surface Road from Rowe's Wharf to High Street. International Place is the first building on the left side of High Street.

MBTA INFORMATION:

        International Place is located in the Financial District at the corners of High St. & Oliver St. adjacent to the Central Artery. Convenient public transportation stops are the Red Line at South Station, the Green Line at Government Center, the Orange Line at State Street and the Blue Line at State St. and Aquarium

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of February 27, 2004, certain information concerning the beneficial ownership of the Corporation's Common Stock by (i) each person known by the Corporation to own beneficially five percent (5%) or more of the outstanding shares of the Corporation's Common Stock; (ii) each of the Corporation's executive officers and directors; and (iii) all executive officers and directors as a group.

        The number of shares beneficially owned by each 5% stockholder, director or executive officer is determined under rules of the Securities and Exchange Commission (the "SEC"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and also any shares which the individual or entity has the right to acquire on or before April 27, 2004 through the exercise of any stock option, warrant or other right. Unless otherwise indicated, each person or entity has sole investment and voting power (or shares such power with his spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Percentage of Common Stock Beneficially Owned
Directors and Named Executive Officers
Marshall J. Armstrong	72,000	*
David B. Eisenhaure	3,132,379	11.3%
Alan P. Goldberg(3)	99,500	*
James L. Kirtley, Jr.	172,973	*
Ralph M. Norwood	109,187	*
Michael C. Turmelle	383,794	1.4%
Anthony J. Villiotti	46,000	*
Gerald L. Wilson	61,500	*
All executive officers and directors as a group (eight persons)(3)(4)	4,077,333	14.3%

*
Less than 1%

(1)
The address for all executive officers and directors is c/o SatCon Technology Corporation, 161 First Street, Cambridge, Massachusetts 02142.

(2)
Includes the following number of shares of Common Stock issuable upon the exercise of outstanding stock options which may be exercised on or before April 27, 2004: Mr. Armstrong: 72,000; Mr. Eisenhaure: 278,500; Mr. Goldberg: 67,000; Dr. Kirtley: 167,500; Mr. Norwood: 90,000; Mr. Turmelle: 251,450; Mr. Villiotti: 46,000; Dr. Wilson: 60,000; all executive officers and directors as a group: 1,032,450.

(3)
Includes 7,500 shares of Common Stock held by Goldberg Charitable Trust of which Mr. Goldberg is the trustee. Mr. Goldberg disclaims beneficial ownership of these shares.

ELECTION OF DIRECTORS

        The Corporation has a classified Board consisting of three Class I directors, two Class II directors and two Class III directors. At each Annual Meeting of Stockholders, directors are elected for a full term of three years to succeed those whose terms are expiring. The persons named in the enclosed Proxy will vote to elect, as Class I directors, David B. Eisenhaure, Alan P. Goldberg and James L. Kirtley, Jr., the three director nominees named below, unless the Proxy is marked otherwise. Each Class I director will be elected to hold office until the 2007 Annual Meeting of Stockholders and until his successor is elected and qualified.

        If a stockholder returns a Proxy without contrary instructions, the persons named as Proxies will vote to elect as directors the nominees named below, each of whom is currently a member of the Board. The nominees have indicated their willingness to serve, if elected; however, if any of the nominees should be unable to serve, the shares of Common Stock represented by Proxies may be voted for a substitute nominee designated by the Board. The Board has no reason to believe that any of the nominees will be unable to serve if elected.

        For each member of the Board, including those who are nominees for election as Class I directors, there follows information given by each concerning his principal occupation and business experience for the past five years, the name of other publicly held companies on which he serves as a director and his age and length of service as a director of the Corporation.

        No director or executive officer is related by blood, marriage or adoption to any other director or executive officer.

        Pursuant to the Securities Purchase Agreement (the "1999 Securities Purchase Agreement"), dated as of October 21, 1999, between the Corporation and Mechanical Technology Incorporated, Mr. Goldberg was elected to the Board as of November 15, 1999. Pursuant to the terms of the 1999 Securities Purchase Agreement, as long as Mechanical Technology Incorporated owns five percent (5%) of the Corporation's Common Stock, the Corporation must recommend that the Corporation's stockholders vote for Mechanical Technology Incorporated's representative. As of the date of this Proxy Statement, Mechanical Technology Incorporated no longer owns 5% of the Corporation's Common Stock and, thus, has no representative on the Board. Mr. Goldberg is no longer a director of Mechanical Technology Incorporated and is no longer a representative of Mechanical Technology Incorporated.

        A majority of the members of the Board are "independent" under the rules of The Nasdaq Stock Market, Inc. The Board has determined that the following directors are independent: Messrs. Armstrong, Goldberg and Villiotti and Dr. Wilson.

Nominees Whose Terms Will Expire in 2007 (Class I Directors)

        David B. Eisenhaure, age 58, became a director in 1985.

        David B. Eisenhaure joined the Corporation as President, Chief Executive Officer and Chairman of the Board in 1985. Prior to founding the Corporation, Mr. Eisenhaure was associated with the Charles Stark Draper Laboratory, Incorporated from 1974 to 1985, and with its predecessor, the Massachusetts Institute of Technology's Instrumentation Laboratory, from 1967 to 1974. Mr. Eisenhaure holds S.B., S.M. and an Engineer's Degree in Mechanical Engineering from the Massachusetts Institute of Technology ("M.I.T."). In addition to his duties at the Corporation, Mr. Eisenhaure previously held an academic position at M.I.T., serving as a lecturer in the Department of Mechanical Engineering until 1999. Mr. Eisenhaure also serves on the board of directors of Mechanical Technology Incorporated and Implant Sciences Corporation.

        Alan P. Goldberg, age 58, became a director in 1999.

        Alan P. Goldberg joined the Corporation as a director in 1999. Mr. Goldberg has served as President and as a director of First Albany Companies Inc., an investment bank, since 1993. Mr. Goldberg is active in industry and civic organizations and serves on the board of several non-profit institutions. He received a B.A. degree in Government from Tufts University.

        James L. Kirtley, Jr., age 58, became a director in 1992.

        James L. Kirtley, Jr., joined the Corporation as a consultant in 1985 and became a director in 1992. On March 1, 1998, Dr. Kirtley commenced employment with the Corporation on a full-time basis as the Vice President and General Manager of the Corporation's Technology Center. In February 2000, Dr. Kirtley was appointed Vice President and Chief Scientist of the Corporation, a position he serves as a part-time employee. Dr. Kirtley is also a Professor of Electrical Engineering at M.I.T. and became a member of the M.I.T. faculty in 1971. Dr. Kirtley received his S.B., S.M., E.E. and Ph.D. degrees in Electrical Engineering from M.I.T.

Current Directors—Terms Expiring in 2005 (Class II Directors)

        Michael C. Turmelle, age 45, became a director in 1993.

        Michael C. Turmelle joined the Corporation in September 1987, where he served as Controller from September 1987 until November 1991, as Secretary from June 1993 until May 2001 and as Vice President, Chief Financial Officer and Treasurer from November 1991 until January 2000. Mr. Turmelle became a director in June 1993. In January 2000, Mr. Turmelle was promoted from Chief Financial Officer to Chief Operating Officer. From July 1984 to August 1987, Mr. Turmelle held several positions with HADCO Corporation, a manufacturer of circuit boards. From February 1982 to June 1984, Mr. Turmelle was employed by the aerospace division of General Electric Corporation and held several positions, including internal auditor. Mr. Turmelle holds a B.A. degree in Economics from Amherst College.

        Gerald L. Wilson, age 64, became a director in 2000.

        Gerald L. Wilson joined the Corporation as a director in July 2000. Dr. Wilson is the former Dean of the School of Engineering at M.I.T. and the Vannevar Bush Professor of Engineering at M.I.T. Dr. Wilson has served on M.I.T.'s faculty since 1965 and currently serves as a Professor of Electrical and Mechanical Engineering. Dr. Wilson also served as the Chairman of the Science Advisory Board of General Motors Corporation and currently serves as the Chairman of the Science Advisory Board of Pratt and Whitney, a division of United Technologies Corporation, and as a member of the science advisory board for Cummins Engine Company, Inc. He is a director of NSTAR, a company formed by the merger of BEC Energy and Commonwealth Energy System. Dr. Wilson is also a director of Analogic Corporation. Dr. Wilson received his S.B. and S.M. in Electrical Engineering and his Sc.D. in Mechanical Engineering from M.I.T.

Current Directors—Terms Expiring in 2006 (Class III Directors)

        Marshall J. Armstrong, age 68, became a director in 1994.

        Marshall J. Armstrong joined the Corporation as a director in 1994. Mr. Armstrong previously served as Chief Executive Officer and Chairman of the Board of Thermo Power Corporation from 1992 through 1997. Thermo Power provides research and development relating to engines, cogeneration and refrigeration equipment to the marine, food processing, transportation, power generating, petrochemical and pharmaceutical industries. From January 1998 to September 1999, Mr. Armstrong served as Senior Vice President of Thermo Electron Corporation, where he has been employed since 1968 in various capacities including management of Thermo Electron's government affairs. Mr. Armstrong also served as a director of Thermo Sentron, Inc. Mr. Armstrong holds an M.S. degree from George Washington University and a B.S. degree in Mechanical Engineering from the University of Vermont.

        Anthony J. Villiotti, age 57, became a director in 2002.

        Anthony J. Villiotti first joined the Corporation as a director in June 1997. Following his resignation from the Board in January 2000, Mr. Villiotti re-joined the Corporation as a director in January 2002. Mr. Villiotti formerly served as Vice President and Chief Financial Officer of AquaSource, Inc., a water resource management company, where he was responsible for all financial and information technology activities from May 1999 until his retirement in August 2003. From October 1993 until May 1999, Mr. Villiotti served as Vice President, Treasurer and Controller of DQE Enterprises, where he was responsible for identifying and implementing investment opportunities and for all financial and administrative activities. From June 1990 through October 1993, Mr. Villiotti served as Treasurer and Controller of DQE Enterprises. Mr. Villiotti holds a B.S. degree in accounting from Pennsylvania State University.

Executive Officers of the Corporation

        Ralph M. Norwood, age 60, became an executive officer in 2002

        Ralph M. Norwood joined the Corporation in February 2002 and serves as Vice President, Chief Financial Officer and Treasurer. Prior to joining the Corporation, Mr. Norwood served as a financial consultant from June 2000 until February 2002. From 1976 to June 2000, Mr. Norwood was employed by Polaroid Corporation, an instant imaging company and manufacturer of instant cameras, most recently from 1996 to 2000 as Vice President and Treasurer, where he managed the treasury function, including banking relationships, capital markets and cash management. From 1989 to 1996 he served as Vice President and Controller of Polaroid, where he managed corporate accounting, budgeting, forecasting and financial analysis. Mr. Norwood is a Certified Public Accountant and received his M.B.A. degree from the Darden School at the University of Virginia.

        For additional information relating to executive officers of the Corporation, see disclosure regarding Messrs. Eisenhaure and Turmelle and Dr. Kirtley set forth under the heading "Election of Directors."

        For information relating to shares of Common Stock owned by each of the directors and executive officers of the Corporation, see "Security Ownership of Certain Beneficial Owners and Management."

Board and Committee Meetings

        The Board met 30 times during Fiscal 2003. During Fiscal 2003, each of the Corporation's directors attended at least 80% of the total number of meetings of the Board and 90% of the total number of meetings held by all committees of the Board on which he served.

  Corporate Governance and Nominating Committee

        The Corporation did not have a standing nominating committee or a committee performing similar functions during Fiscal 2003. The Corporation established a Corporate Governance and Nominating Committee (the "Nominating Committee") in December 2003. The Nominating Committee has a written charter, a copy of which is attached as Appendix A to this Proxy Statement. The members of the Nominating Committee are Messrs. Armstrong, Goldberg and Villiotti and Dr. Wilson, each of whom is independent under the rules of The Nasdaq Stock Market, Inc. Dr. Wilson serves as Chair of the Nominating Committee. The duties of the Nominating Committee may be summarized as follows:

  •
  Review of the Corporation's corporate governance principles, policies and practices;

  •
  Review the composition of the Board of Directors for the purpose of determining that it has the appropriate breadth of experience and expertise to ensure proper stewardship of Corporation;

  •
  Establish the criteria for selection of the Chairman, Board members and Nominating Committee members;

  •
  Identify persons who meet the established criteria and are qualified to become Board members;

  •
  Recommend to the Board the persons to be nominated by the Board for election as directors at the annual meeting of stockholders; and

  •
  Conduct an evaluation of the Board and management and establish a succession plan.

        The Board's current policy with regard to the consideration of director candidates recommended by stockholders is that the Nominating Committee will review and consider any director candidates who have been recommended by stockholders in compliance with the procedures established from time to time by the Board (the current procedures are described below), and conduct inquiries it deems appropriate. The Nominating Committee will consider for nomination any such proposed director candidate who is deemed qualified by the Nominating Committee in light of the minimum qualifications and other criteria for Board membership approved by the Board from time to time.

        At a minimum, the Nominating Committee must be satisfied that each nominee, both those recommended by the Nominating Committee and those recommended by stockholders, meets the following minimum qualifications:

  •
  The nominee should have a reputation for integrity, honesty and adherence to high ethical standards.

  •
  The nominee should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Corporation and should be willing and able to contribute positively to the decision-making process of the Corporation.

  •
  The nominee should have a commitment to understand the Corporation and its industry and to regularly attend and participate in meetings of the Board and its committees.

  •
  The nominee should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of the Corporation, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all stakeholders.

  •
  The nominee should not have, nor appear to have, a conflict of interest that would impair the nominee's ability to represent the interests of all the Corporation's stockholders and to fulfill the responsibilities of a director.

        The current procedures to be followed by stockholders in submitting recommendations for director candidates are as follows:

  1.
  All stockholder recommendations for director candidates must be submitted to the Corporate Secretary at the Corporation's offices located at 161 First Street, Cambridge, Massachusetts 02142, who will forward all recommendations to the Nominating Committee.

  2.
  All stockholder recommendations for director candidates must be submitted to the Corporation not less than 120 calendar days prior to the date on which the Corporation's proxy statement was released to stockholders in connection with the previous year's annual meeting.

  3.
  All stockholder recommendations for director candidates must include the following information:

•
The name and address of record of the stockholder.

•
A representation that the stockholder is a record holder of the Corporation's securities, or if the stockholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

•
The name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director candidate.

•
A description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria for Board membership approved by the Board from time to time.

•
A description of all arrangements or understandings between the stockholder and the proposed director candidate.

•
The consent of the proposed director candidate (i) to be named in the proxy statement relating to the Corporation's annual meeting of stockholders and (ii) to serve as a director if elected at such annual meeting.

•
Any other information regarding the proposed director candidate that is required to be included in a proxy statement filed pursuant to the rules of the SEC.

        Except where the Corporation is legally required by contract or otherwise to provide third parties with the ability to nominate directors, the Nominating Committee is responsible for identifying and evaluating individuals qualified to become Board members, including nominees recommended by stockholders, and recommending to the Board the persons to be nominated by the Board for election as directors at the annual meeting of stockholders and the persons to be elected by the Board to fill any vacancies on the Board. Director nominees are selected by the Nominating Committee in accordance with the Corporation's Corporate Governance Guidelines, the policies and principles in its charter and the criteria set forth above. There are no differences in the manner in which the Nominating Committee evaluates director nominees recommended by stockholders. The Nominating Committee has the authority to retain a search firm to identify or evaluate or assist in identifying and evaluating potential nominees. To date, the Corporation has not paid any fees to any such search firms.

        All of the nominees included on this year's Proxy are executive officers and/or directors standing for re-election.

  Audit Committee

        The Corporation has a separately-designated standing Audit Committee established in accordance with section 3(a)(58)(A) of the Exchange Act. The Audit Committee consists of Messrs. Armstrong, Goldberg and Villiotti and Dr. Wilson, each of whom is independent under the rules of The Nasdaq Stock Market, Inc. and meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act. The Board of Directors of the Corporation has determined that Mr. Villiotti qualifies as an audit committee financial expert under applicable SEC rules. Management is responsible for the Corporation's internal controls and the financial reporting process. The Corporation's independent auditors, Grant Thornton LLP ("Grant Thornton"), are responsible for performing an independent audit of the Corporation's financial statements in accordance with generally accepted accounting principles and to issue a report on those financial statements. The Audit Committee met eleven times during Fiscal 2003. On June 9, 2000, the Board first adopted and approved a written charter for the Audit Committee. The Audit Committee reassesses the adequacy of its charter annually. A copy of the amended and restated Audit Committee charter is attached as Appendix B to this Proxy Statement.

        The purpose of the Audit Committee is to oversee (i) the accounting and financial reporting processes of the Corporation and the audits of the Corporation's financial statements and (ii) the qualifications, independence and performance of the Corporation's outside auditors. With respect to its oversight of the independent auditors, the Audit Committee is responsible for (i) appointing, evaluating, retaining and terminating the engagement of the independent auditor, (ii) taking appropriate action to oversee the independence of the independent auditor, (iii) setting the compensation of the independent auditor, (iv) pre-approving all audit and non-audit services to be provided to the Corporation by the independent auditor, and (v) resolving disagreements, if any, between management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, as appropriate, receive and consider the reports required to be made by the independent auditor regarding critical accounting policies and practices, alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, and other material written communications between the independent auditor and management. With respect to audited financial statements and other financial disclosures, the Audit Committee shall (i) review and discuss with management and the independent auditors the Corporation's audited financial statements, (ii) consider whether it will recommend to the Board that the Corporation's audited financial statements be included in the Corporation's Annual Report on Form 10-K and (iii) direct the independent auditor to use it best efforts to perform reviews of interim financial information and to discuss with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor's review of interim financial information which are required to be discussed by applicable auditing standards. In addition, the Audit Committee shall (i) coordinate the Board's oversight of the Corporation's internal control over financial reporting, disclosure controls and procedures and code of conduct, (ii) establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters, and (iii) review and approve any proposed related party transactions. The Audit Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

  Compensation Committee

        Messrs. Goldberg and Villiotti, each of whom is independent under the rules of The Nasdaq Stock Market, Inc., serve as the members of the Corporation's Compensation Committee. The Compensation Committee was established to set and administer the policies that govern annual compensation for the Corporation's executives. The Compensation Committee recommends to the Board for determination the compensation arrangements for executive officers, consultants and directors of the Corporation including, but not limited to, the grant of options to purchase the Corporation's Common Stock pursuant to the Corporation's stock option plans or other plans that may be established. The Compensation Committee did not meet during Fiscal 2003.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of Exchange Act requires the Corporation's directors, executive officers and holders of more than 10% of the Corporation's Common Stock to file with the SEC initial reports of ownership of the Corporation's Common Stock and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Officers, directors and 10% stockholders are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) forms they file. To the Corporation's knowledge, based solely on a review of the Corporation's records and written representations by the persons required to file such reports, all filing requirements of Section 16(a) were satisfied with respect to the Corporation's most recent fiscal year.

Compensation of Directors

        Outside (non-employee) directors receive $2,500 per quarter as a retainer for serving as a director. Outside directors receive an additional $1,000 per Board meeting if attended in person, or $500 per Board meeting if attended by telephone. The Corporation also pays all out of pocket expenses reasonably incurred by outside directors in attending Board meetings. Employee directors continue to receive a fee of $200 for each Board meeting attended, as well as a retainer of $900 per quarter.

        During Fiscal 2003, the Corporation granted stock options to purchase shares of the Corporation's Common Stock to the members of the Board as follows: Mr. Armstrong: 20,000; Mr. Goldberg: 23,000; Mr. Villiotti, 23,000; and Dr. Wilson: 20,000. The stock option exercise price is $0.70 per share, and these stock options were exercisable immediately upon grant.

        On April 11, 2002, to encourage ownership in the Corporation by outside directors, to provide such directors with a further incentive to remain as directors and to align the interests of such directors with the interests of the Corporation's stockholders, the Corporation's Board adopted a director stock option program. Pursuant to this program, (i) each individual who first becomes an outside director of the Corporation will receive a non-statutory stock option to purchase 15,000 shares of the Corporation's Common Stock on the date of his or her initial election to the Board; and (ii) on the date of each Annual Meeting of Stockholders of the Corporation commencing with the 2002 Annual Meeting of Stockholders (other than a director who was initially elected to the Board at any such Annual Meeting of Stockholders or, if previously, at any time after the prior year's Annual Meeting of Stockholders), provided that he or she is serving as a director immediately following the date of such Annual Meeting of Stockholders, (a) each outside director who is serving on the Corporation's Audit Committee will be granted a non-statutory stock option to purchase an additional 5,000 shares of the Corporation's Common Stock and (b) each outside director who is serving on the Compensation Committee will be granted a non-statutory stock option to purchase an additional 3,000 shares of the Corporation's Common Stock. These non-statutory stock options will be immediately exercisable and will have exercise prices equal to the closing price of the Corporation's Common Stock on the Nasdaq National Market on the date of grant.

Certain Relationships and Related Transactions

  Acquisition of Ling Electronics and Investment by Mechanical Technology Incorporated

        In October 1999, the Corporation acquired Ling Electronics, Inc. and Ling Electronics, Ltd. from Mechanical Technology Incorporated ("MTI"). In consideration for the acquisition of Ling Electronics, MTI received 770,000 shares of the Corporation's Common Stock. Also in October 1999 and January 2000, the Corporation received an investment by MTI totaling $7,070,000. In consideration for its total investment, MTI received a total of 1,030,000 shares of Common Stock and warrants to purchase an additional 100,000 shares of the Corporation's Common Stock at an exercise price of $8.80 per share. On October 21, 1999, Mechanical Technology Incorporated funded $2,570,000 of its investment in the Corporation and received 370,800 of the 1,030,000 shares of Common Stock and a warrant to purchase 36,000 of the 100,00 shares of Common Stock. MTI made the remaining investment on January 31, 2000 of $4,500,000 and received the remaining 659,200 shares of Common Stock and a warrant to purchase the remaining 64,000 shares of Common Stock. In addition, the Corporation received a warrant to purchase 108,000 shares of MTI's common stock on October 21, 1999 and a warrant to purchase 192,000 shares of MTI's common stock on January 31, 2000, in each case at an exercise price of $12.56 per share. In connection with these transactions, Alan P. Goldberg, formerly a director of MTI and President of First Albany Companies Inc., was elected a member of the Board on November 15, 1999. Mr. Goldberg resigned from the board of directors of MTI in December 2002. The Corporation had also agreed to appoint an additional member to the Board based on recommendations by MTI. Based on such recommendations, Dr. Wilson was elected to the Board in July 2000. In addition, MTI agreed to appoint Mr. Eisenhaure to its board of directors. Mr. Eisenhaure currently serves on the board of directors of MTI. Because MTI has sold most or all of its shares of the Corporation's Common Stock and currently owns less than five per cent (5%) of the Corporation's Common Stock, the Corporation no longer has an obligation to recommend to its stockholders the election of a representative of MTI.

  Consulting Agreement with Marshall J. Armstrong

        On July 19, 2000, the Corporation entered into a consulting agreement with Marshall J. Armstrong, one of its directors. In consideration for Mr. Armstrong providing consulting, advisory and related services under the consulting agreement, the Corporation has agreed to pay Mr. Armstrong $2,000 per day (which amount will be proportionately less for partial days) for services performed as well as reimbursement of reasonable and necessary expenses incurred by Mr. Armstrong in connection with the consulting agreement. During Fiscal 2003, the Corporation did not utilize Mr. Armstrong's consulting services and did not pay Mr. Armstrong any consulting fees under the terms of the consulting agreement. The agreement with Mr. Armstrong was terminated in January 2004.

        The Corporation believes that each of the transactions described above was carried out on terms that were no less favorable to the Corporation than those that would have been obtained from unaffiliated third parties.

        For executive officer compensation and option exercise information, see "Compensation of Executive Officers" and "Compensation Committee Report on Executive Compensation."

Compensation of Executive Officers

        Summary Compensation Table.    The following table sets forth information concerning the annual and long-term compensation for services rendered to the Corporation for the fiscal years ended September 30, 2003, 2002 and 2001 of those persons who were on September 30, 2003 (i) the chief executive officer of the Corporation and (ii) each other executive officer of the Corporation whose annual compensation exceeded $100,000.

SUMMARY COMPENSATION TABLE

		Annual Compensation							Long-Term Compensation
Awards
Name and Principal Position	Fiscal Year	Salary($)		Bonus($)		Other Annual Compensation ($)			Securities Underlying Options (#)	All Other Compensation ($)
David B. Eisenhaure President, Chief Executive Officer and Chairman of the Board	2003 2002 2001	$ $ $	305,177 304,008 284,381	$	— — 100,000	$ $ $	5,600 3,900 5,500	(2) (2) (2)	— — 100,000	$ $ $	24,787 20,787 15,037	(3) (3) (3)
Michael C. Turmelle Vice President, Chief Operating Officer and Director	2003 2002 2001	$ $ $	230,889 230,004 209,628	$	— — 60,000	$ $ $	5,600 3,900 5,500	(2) (2) (2)	— — 100,000	$ $ $	19,579 18,027 13,245	(4) (4) (4)
Ralph M. Norwood(1) Vice President of Finance, Chief Financial Officer and Treasurer	2003 2002	$ $	210,810 134,886		— —		— —		— 150,000	$ $	16,421 7,802	(5) (5)

(1)
In February 2002, Mr. Norwood joined the Corporation as Vice President of Finance, Chief Financial Officer and Treasurer.

(2)
Amounts consist of Board fees paid to Messrs. Eisenhaure and Turmelle in their capacity as directors of the Corporation of $900 per quarter and $200 per Board meeting attended.

(3)
Includes the amounts of $9,787 for each of 2003, 2002 and 2001 for the dollar value of term life insurance premiums paid by the Corporation on a $1,000,000 term life insurance policy of which members of the Mr. Eisenhaure's family are the beneficiaries. Also includes the amounts of $15,000 for 2003, $11,000 for 2002 and $5,250 for 2001 for the dollar value of the Corporation's contributions under the Corporation's 401(k) Plan.

(4)
Includes the amounts of $7,995 for each of 2003, 2002 and 2001 for the dollar value of life insurance premiums paid by the Corporation on a $1,000,000 term life insurance policy of which members of Mr. Turmelle's family are the beneficiaries. Also includes the amounts of $11,584 for 2003, $11,000 for 2002 and $5,250 for 2001 for the dollar value of the Corporation's contributions under the Corporation's 401(k) Plan.

(5)
Includes the dollar value of the Corporation's contributions under the Corporation's 401(k) Plan.

        Option Grants Table.    The following table sets forth information concerning individual grants of stock options to purchase the Corporation's Common Stock made to the executive officers named in the Summary Compensation Table during Fiscal 2003.

        Aggregated Option Exercises and Fiscal Year-End Option Value Table.    The following table sets forth certain information regarding stock options exercised during Fiscal 2003 and held as of September 30, 2003 by the executive officers named in the Summary Compensation Table.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

			Number of Securities Underlying Unexercised Options at Fiscal Year-End(#)	Value of Unexercised In-The-Money Options at Fiscal Year-End($)(2)
Name	Shares Acquired on Exercise (#)	Value Realized ($)(1)	Exercisable/ Unexercisable	Exercisable/ Unexercisable
David B. Eisenhaure	—	—	237,500/75,000	$—/$—
Michael C. Turmelle	—	—	215,013/70,437	$—/$—
Ralph M. Norwood	—	—	60,000/90,000	$—/$—

(1)
Represents the difference between the exercise price and the fair market value of the Common Stock on the date of exercise.

(2)
Value is based on the closing sale price of the Corporation's Common Stock on September 30, 2003, the last trading day of Fiscal 2003 ($2.84), less the applicable option exercise price.

        Equity Compensation Plans.    The following table provides information about the securities authorized for issuance under SatCon Technology Corporation's equity compensation plans as of September 30, 2003.

EQUITY COMPENSATION PLAN INFORMATION

				(c)
	(a)		(b)
				Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights
Equity compensation plans approved by Security holders	3,027,682		$8.09	960,939	(1)
Equity compensation plans not approved by Security holders	41,000	(2)	$17.56	175,000	(3)
Total	3,068,682		$8.21	1,135,939	(1)(3)

(1)
Includes 166 shares of the Corporation's Common Stock issuable under the Corporation's 1994 Stock Option Plan, 317 shares of the Corporation's Common Stock issuable under the Corporation's 1996 Stock Option Plan, 68 shares of the Corporation's Common Stock issuable under the Corporation's 1998 Stock Option Plan, 20,813 shares of the Corporation's Common Stock issuable under the Corporation's 1999 Stock Option Plan, 288,450 shares of the Corporation's Common Stock issuable under the Corporation's 2000 Stock Option Plan and 651,125 shares of the Corporation's Common Stock issuable under the Corporation's 2002 Stock Option Plan.

(2)
Includes 41,000 shares of the Corporation's Common Stock issuable upon exercise of option grants issued outside of existing stock option plans to certain employees. These options were issued on

  January 19, 2000 at an exercise price of $17.563 per share and expire on January 19, 2010. The right to exercise these options vest in equal annual installments over a four -year period from the date of initial grant. These options must be exercised within 90 days after an employee's termination or they expire.

(3)
Includes 175,000 shares of the Corporation's Common Stock issuable outside of existing stock option plans.

        On January 19, 2000, the Board granted to four of the Corporation's employees options exercisable in the aggregate of up to 216,000 shares of Common Stock outside of the Corporation's stockholder-approved equity compensation plans. The terms of these options are substantially similar to those of nonstatutory stock options issued under the Corporation's shareholder-approved 1999 Stock Incentive Plan.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

        The Corporation has entered into Key Employee Agreements (the "Employee Agreements") with Messrs. Eisenhaure and Turmelle, which expire on June 30, 2004. The Employee Agreements provide for automatic renewal for three-year periods unless written notice of termination is given by either party not less than three months prior to the expiration date. In addition, pursuant to the Employee Agreements, each of Messrs. Eisenhaure and Turmelle is entitled to receive benefits offered to the Corporation's employees generally as well as a severance payment equal to 100% of his annual salary, payable in twelve equal monthly installments if (i) the Corporation or a substantial portion of the Corporation is acquired without the approval of the Board; (ii) his employment is terminated without cause; or (iii) without his consent, his salary is reduced, there is a substantial change in his position, there is a change in his principal place of employment from the greater Boston, Massachusetts area or the Employee Agreement is not renewed following the expiration of its term. The Employee Agreements also contain provisions prohibiting Messrs. Eisenhaure and Turmelle from competing with the Corporation for a one-year period following termination of employment.

Compensation Committee Report on Executive Compensation

        The Compensation Committee administers the Corporation's executive compensation program. This committee, composed of Messrs. Goldberg and Villiotti, is responsible for establishing the policies that govern base salary, as well as short and long-term incentives for the Corporation's senior management team. The Committee believes that the primary objectives of the Corporation's compensation policies are to attract and retain a management team that can effectively implement and execute the Corporation's strategic business plan. These compensation policies include (i) an overall management compensation program that is competitive with management compensation programs at companies of similar sizes and lines of business; (ii) short-term bonus incentives, which may be put in place, for management to meet the Corporation's net income performance goals; and (iii) long-term incentive compensation in the form of stock options which will encourage management to continue to focus on stockholder return.

        The Committee's goal is to use compensation policies to closely align the interests of management with the interests of stockholders in building long-term value for the Corporation's stockholders. The Committee reviews its compensation policies from time to time in order to determine the reasonableness of the Corporation's compensation programs and to take into account factors that are unique to the Corporation.

        As described above, Messrs. Eisenhaure and Turmelle have signed Employee Agreements with the Corporation defining the executive officer's duties, salary, severance arrangements and restrictions on competition with the Corporation.

        Base Salary.    The Committee's goal is not only to assure a base level sufficient to attract and retain key executives, but also to balance that goal with long-term incentives which assure that a significant portion of annual compensation is dependent upon the financial performance of the Corporation. Base salaries for executive officers remained unchanged from the fiscal year ended September 30, 2002 ("Fiscal 2002") to Fiscal 2003. Base salaries for executive officers may increase in the future, for example, if the Corporation advances in size and profitability.

        Bonus.    No bonuses were paid to Messrs. Eisenhaure, Turmelle or Norwood for Fiscal 2003. In addition, during the fiscal year ended September 30, 1999, the Committee adopted an incentive bonus plan, pursuant to which certain executive officers of the Corporation are eligible for an annual bonus award based on certain performance-based criteria. This plan is designed to (i) attract and retain highly qualified executives and other personnel by providing competitive annual incentive opportunities; (ii) provide performance-leveraged incentives which motivate and reward superior managerial performance and the profitable growth of the Corporation; and (iii) support a performance-oriented environment that differentiates individual rewards based on performance and results. Although this plan has been adopted, it is not currently in effect.

        Stock Options.    In examining stock option, equity incentive, phantom stock and other plans typically provided to senior management in publicly held corporations, the Compensation Committee determined that the Corporation should provide equity incentives to its senior management. Stock options have been issued in recognition of the performance of the senior management team to date in improving the Corporation's financial position, establishing important strategic relationships with manufacturers and distributors, and developing and bringing to market innovative new technologies. The Committee also believes that the granting of stock options is a valuable incentive tool for management to continue to focus on realizing strategic goals and in building value for all stockholders. Most of the stock option grants vest over a multi-year period.

        Compensation of Chief Executive Officer.    In Fiscal 2003, the Corporation's Chief Executive Officer, David B. Eisenhaure, received salary compensation of $305,177. Mr. Eisenhaure's base salary for Fiscal 2003 was unchanged from his base salary in Fiscal 2002. The compensation for Mr. Eisenhaure was based upon careful analysis of other comparable public companies' chief executive officer's compensation and the performance of the Corporation, including continued development and commercialization of the Corporation's technology and the revenue growth and profitability of the Corporation and its subsidiaries, and Mr. Eisenhaure's efforts in locating appropriate product acquisition candidates and in securing additional equity financing for the Corporation.

        Compliance with Internal Revenue Code Section 162(m).    Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1 million paid to the Corporation's Chief Executive Officer and the four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Committee periodically reviews the potential consequences of Section 162(m) and may structure the performance-based portions of its executive compensation to comply with certain exemptions to Section 162(m). However, the Committee reserves the right to use its judgment to authorize compensation payments that do not comply with the exemptions to Section 162(m) when the Committee believes that such payments are appropriate and in the best interests of the stockholders, after taking into consideration changing business conditions or the officer's performance.

COMPENSATION COMMITTEE ALAN P. GOLDBERG, Chairman ANTHONY J. VILLIOTTI

Compensation Committee Interlocks and Insider Participation

        During Fiscal 2003, Messrs. Goldberg and Villiotti served as members of the Compensation Committee. For information regarding Mr. Goldberg's previous relationship with Mechanical Technology Incorporated, see "Certain Relationships and Related Transactions."

Audit Committee Report

        In connection with the preparation and filing of the Corporation's Annual Report on Form 10-K for Fiscal 2003, the Audit Committee (i) reviewed and discussed the audited financial statements with the Corporation's management, (ii) discussed with Grant Thornton, the Corporation's independent auditors, the matters required to be discussed by Statement of Auditing Standards 61 (as modified or supplemented) and (iii) received the written disclosures and the letter from Grant Thornton required by Independence Standards Board Standard No. 1 (as modified or supplemented) and discussed the independence of Grant Thornton with Grant Thornton. Based on the review and discussions referred to above, among other things, the Audit Committee recommended to the Board that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for Fiscal 2003.

AUDIT COMMITTEE MARSHALL J. ARMSTRONG, Chairman ALAN P. GOLDBERG ANTHONY J. VILLIOTTI GERALD L. WILSON

Independent Auditors Fees and Other Matters

Dismissal of Arthur Andersen LLP

        Arthur Andersen LLP served as our independent auditors during our fiscal year ended September 30, 2001. On June 21, 2002, upon the recommendation of the Audit Committee, the Board acted to dismiss Arthur Andersen and to engage Grant Thornton LLP as the Corporation's independent auditors.

        Arthur Andersen's reports on the financial statements of the Corporation for the most recent fiscal year that it audited which ended September 30, 2001 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

        During fiscal years ended September 30, 2001 and September 30, 2000, and the subsequent interim period through the date of Arthur Andersen's dismissal, there were (i) no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of such disagreement in connection with its reports on the financial statements of the Corporation, and (ii) no reportable events as listed in Item 304(a)(1)(v) of Regulation S-K.

        During fiscal years ended September 30, 2001 and September 30, 2000, and the subsequent interim period through the date of Arthur Andersen's dismissal, neither the Corporation nor anyone on its behalf consulted Grant Thornton regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Corporation's financial statements, and neither a written report was provided to the Corporation nor oral advice was provided to the Corporation that Grant Thornton concluded was an important factor considered by the Corporation in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304(a) of Regulation S-K), or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Audit Fees

        Grant Thornton billed fees of $300,000 during the fiscal year ended September 30, 2003 for professional services rendered for the audit of the Corporation's financial statements included in this Annual Report on Form 10-K, the review of the financial statements included in the Corporation's Quarterly Reports on Form 10-Q for the quarters ended December 28, 2002, March 29, 2003 and June 28, 2003 and review of registration statements filed during the most recent fiscal year. Grant Thornton billed fees of $160,000 during the fiscal year ended September 30, 2002 for professional services rendered for the audit of the Corporation's financial statements included in its Annual Report on Form 10-K for the year ended September 30, 2002 and the review of the financial statements included in the Corporation's Quarterly Report on Form 10-Q for the quarter ended June 29, 2002.

Audit-Related Fees

        Grant Thornton did not bill the Corporation for any other audit-related fees that are not reported under "Audit Fees" above in each of the last two fiscal years.

Tax Fees

        Grant Thornton billed fees of $30,000 during the fiscal year ended September 30, 2003 for professional services rendered for tax compliance, tax advise and tax planning. Grant Thornton did not bill the Corporation for any professional services during the fiscal year ended September 30, 2002.

All Other Fees

        Grant Thornton did not bill the Corporation for any other professional services in each of the last two fiscal years.

Comparative Stock Performance Graph

        The comparative stock performance graph below compares the cumulative total stockholder return (assuming reinvestment of cash dividends, if any) from investing $100 on September 30, 1998, and plotted at the end of the last trading day of each fiscal year, in each of (i) the Corporation's Common Stock; (ii) the Nasdaq National Market Index of U.S. Companies ("NASDAQ Index"); and (iii) a peer group index of four companies that provide similar services to those of the Corporation (Ballard Power Systems, Inc., IMPCO Technologies, Inc., Mechanical Technology Incorporated and UQM Technologies, Inc. (formerly known as Unique Mobility, Inc.) (the "Peer Group Index")).

COMPARISON OF CUMULATIVE TOTAL RETURN
AMONG SATCON TECHNOLOGY CORPORATION,
NASDAQ MARKET INDEX AND PEER GROUP INDEX

Measurement Period (Fiscal Year Covered)	SatCon Technology Corporation	NASDAQ Index	Peer Group Index
09/30/98	$100.00	$100.00	$100.00
09/30/99	$177.78	$166.37	$124.84
09/29/00	$635.56	$232.79	$428.19
09/28/01	$95.84	$95.18	$81.98
09/30/02	$23.82	$77.64	$38.97
09/30/03	$50.49	$118.43	$57.79

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

        The Audit Committee annually considers and selects the Corporation's independent auditors.    On March 6, 2004, the Audit Committee selected Grant Thornton to continue as the Corporation's independent auditors for the fiscal year ended September 30, 2004.

        The persons named in the enclosed Proxy will vote to ratify the selection of Grant Thornton as independent auditors for the fiscal year ending September 30, 2004 unless otherwise directed by the stockholders. A representative of Grant Thornton is expected to be present at the Annual Meeting and will have the opportunity to make a statement and answer appropriate questions from stockholders if he or she so desires. Stockholder ratification of Grant Thornton as the Corporation's independent auditors is not required by the Corporation's bylaws or otherwise. However, the Corporation is submitting the selection of Grant Thornton to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the selection of Grant Thornton as the Corporation's independent auditors, the Audit Committee will reconsider the selection of such independent auditors. Even if the selection is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent auditor at any time during the year if it determines that such a change would be in the best interest of the Corporation and its stockholders.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

        The Board of Directors maintains a process for stockholders to communicate with the Board of Directors. Stockholders wishing to communicate with the Board should direct their communications to: Corporate Secretary, SatCon Technology Corporation, 161 First Street, Cambridge, MA 02142. Any such communication must state the number of shares beneficially owned by the stockholder sending the communication. The Corporate Secretary will forward such communication to all of the members of the Board of Directors or to any individual director or directors to whom the communication is directed; provided, however, that if the communication is unduly hostile, profane, threatening, illegal or otherwise inappropriate, then the Corporate Secretary has the authority to discard the communication or take appropriate legal action in response to the communication.

BOARD POLICY REGARDING DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

        The Corporation believes that it is important for and encourages the members of the Board of Directors to attend Annual Meetings of Stockholders. Last year, five members of the Board of Directors attended the 2003 Annual Meeting of Stockholders.

OTHER MATTERS

        The Board does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying Proxy to vote, or otherwise act, in accordance with their judgment on such matters.

SOLICITATION OF PROXIES

        The cost of solicitation of Proxies will be borne by the Corporation. In addition to the solicitation of Proxies by mail, officers and employees of the Corporation may solicit Proxies in person or by telephone. The Corporation may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending Proxies and proxy material to beneficial owners.

REVOCATION OF PROXY

        Subject to the terms and conditions set forth herein, all Proxies received by the Corporation will be effective, notwithstanding any transfer of the shares to which such Proxies relate, unless at or prior to the Annual Meeting the Corporation receives a written notice of revocation signed by the person who, as of the record date, was the registered holder of such shares. The notice of revocation must indicate the certificate number and numbers of shares to which such revocation relates and the aggregate number of shares represented by such certificate(s).

STOCKHOLDER PROPOSALS

        In order to be included in Proxy material for the 2005 Annual Meeting of Stockholders, stockholders' proposed resolutions must be received by the Corporation at its offices, 161 First Street, Cambridge, Massachusetts 02142 on or before November 15, 2004. The Corporation suggests that proponents submit their proposals by certified mail, return receipt requested, addressed to the Secretary of the Corporation.

        If a stockholder of the Corporation wishes to present a proposal before the 2005 Annual Meeting of Stockholders, but does not wish to have the proposal considered for inclusion in the Corporation's proxy statement and proxy card, such stockholder must also give written notice to the Secretary of the Corporation at the address noted above. The Secretary must receive such notice by January 29, 2005. If a stockholder fails to provide timely notice of a proposal to be presented at the 2005 Annual Meeting of Stockholders, the proxies designated by the Board will have discretionary authority to vote on any such proposal.

        For the current procedures to be followed by stockholders in submitting recommendations for director candidates, please see "Board and Committee Meetings—Corporate Governance and Nominating Committee."

By Order of the Board of Directors, JOSEPH S. MORAN Secretary

Cambridge, Massachusetts
March 15, 2004

        THE BOARD HOPES THAT STOCKHOLDERS WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

APPENDIX A

SATCON TECHNOLOGY CORPORATION

Corporate Governance and Nominating Committee Charter

A.    Purpose

        The purpose of the Corporate Governance and Nominating Committee (the "Committee") of SatCon Technology Corporation (the "Company") is to carry out its responsibilities as provided in the Corporation's Corporate Governance Guidelines (the "Guidelines"), which may be summarized as follows:

  •
  Review of the Company's corporate governance principles, policies and practices;

  •
  Review the composition of the Board of Directors for the purpose of determining that it has the appropriate breadth of experience and expertise to ensure proper stewardship of Company;

  •
  Establish the criteria for selection of the Chairman, Board members and Committee members;

  •
  Identify persons who meet the established criteria and are qualified to become Board members;

  •
  Recommend to the Board the persons to be nominated by the Board for election as directors at the annual meeting of stockholders; and

  •
  Conduct an evaluation of the Board and management and establish a succession plan.

B.    Structure and Membership

          1.    Number.    The Committee shall consist of such number of directors as the Board shall from time to time determine.

          2.    Independence.    Except as otherwise permitted by the applicable rules of NASDAQ, each member of the Committee shall be "independent" as defined by such rules.

          3.    Chair.    Unless the Board elects a Chair of the Committee, the Committee shall elect a Chair by majority vote.

          4.    Compensation.    The compensation of Committee members shall be as determined by the Board.

          5.    Selection and Removal.    Members of the Committee shall be appointed by the Board. The Board may remove members of the Committee from such Committee, with or without cause.

C.    Authority and Responsibilities

  Board and Committee Membership

          1.    Selection of Director Nominees.    The Committee shall be responsible for the selection of Director nominees as set forth in Section B, paragraph 8 of the Guidelines. In fulfilling its obligation to identify potential Board nominees, the Committee may consider recommendations made by management. It is expected that the Committee will have direct input from the Chairman of the Board and the Chief Executive Officer. The Board shall establish a policy to be administered by the Committee with regard to the consideration of any director candidates recommended by stockholders.

          2.    Criteria for Selecting Directors.    The Board's criteria for selecting directors are as set forth in the Guidelines. The Committee shall use such criteria and the principles set forth in such

A-1

  Guidelines to guide its director selection process. The Committee shall be responsible for reviewing with the Board, on an annual basis, the requisite skills and criteria for new Board members as well as the composition of the Board as a whole.

          3.    Search Firms.    As provided in Section 2 of paragraph E of the Guidelines, the Committee shall have the authority to (i) retain and terminate any search firm to be used to identify director nominees; (ii) to approve the search firm's fees and other retention terms and (iii) to cause the Company to pay the compensation of any search firm engaged by the Committee. The Committee may seek input from the Chairman of the Board and the Chief Executive Officer concerning the engagement of a search firm and the terms of such engagement.

          4.    Selection of Committee Members.    The Committee shall recommend to the Board the directors to be appointed to each committee of the Board.

  Evaluation of the Board; Succession Planning

          5.    Evaluation of the Board.    As set forth in the Guidelines, the Committee shall be responsible for overseeing an annual self-evaluation of the Board to determine whether it and its committees are functioning effectively.

          6.    Succession of Senior Executives.    As set forth in the Guidelines, the Committee shall present an annual report to the Board on succession planning, which, at a minimum, shall address the succession for the Chief Executive Officer and the Chairman of the Board.

  Stockholder Communications with the Board

          7.    Stockholder Communications.    The Board shall be responsible for developing a process for stockholders to send communications to the Company's management and to the Board and the Committee shall administer such process.

D.    Procedures and Administration

          1.    Meetings.    The Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Committee shall keep such records of its meetings, as it deems appropriate.

          2.    Subcommittees.    The Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time.

          3.    Reports to the Board.    The Committee shall report regularly to the Board on its own initiative and as required by the Board.

          4.    Charter.    The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

          5.    Independent Advisors.    As set forth in the Guidelines, the Committee shall have the authority to engage such independent legal and other advisors as it deems necessary or appropriate to carry out its responsibilities.

          6.    Investigations.    As set forth in the Guidelines, the Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities, as it deems appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Committee or any advisors engaged by the Committee.

          7.    Annual Self-Evaluation.    At least annually, the Board shall evaluate the Committee's performance.

A-2

APPENDIX B

SATCON TECHNOLOGY CORPORATION

AUDIT COMMITTEE CHARTER

A.    Purpose

        The Audit Committee is a standing committee of the Board of Directors established to oversee (i) the accounting and financial reporting processes of the Company and the audits of the Company's financial statements and (ii) the qualifications, independence and performance of the Company's outside auditors.

B    Composition and Qualifications

  1.
  The Audit Committee shall consist of at least three members of the Board of Directors each of whom shall (i) be independent as defined by NASDAQ rules, (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act (subject to the exemptions provided in Rule 10A-3(c)), and (iii) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

  2.
  Each member of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, at the time of his or her appointment.

  3.
  At all times, the Audit Committee shall have at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Unless otherwise determined by the Board of Directors (in which case disclosure of such determination shall be made in the Company's annual report filed with the SEC), at least one member of the Audit Committee shall be an "audit committee financial expert" (as defined by applicable SEC rules).

  4.
  The compensation of Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board.

C.    Selection and Removal.

        The Board of Directors, upon the recommendation of the Corporate Governance and Nominating Committee, shall appoint members of the Audit Committee who shall serve until their successors are duly qualified and appointed. Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote. The Board of Directors may remove members of the Audit Committee from such committee with or without cause.

D.    Authority and Responsibilities

1.    General.

          The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company's management and the independent auditor, in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company's financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor's report.

2.    Oversight of Independent Auditors

          a.    Selection.    The Audit Committee shall be solely and directly responsible for appointing, evaluating, retaining and, when necessary, terminating the engagement of the independent auditor. The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints, but failure to obtain such ratification shall not affect the Audit Committee's sole power and responsibility to appoint, retain or terminate the independent auditor.

          b.    Independence.    The Audit Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

          c.    Compensation.    The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

          d.    Pre-approval of Services.    The Audit Committee shall pre-approve all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

          e.    Oversight.    The independent auditor shall report directly to the Audit Committee, and the Audit Committee shall have sole and direct responsibility for overseeing the work of the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate, receive and consider the reports required to be made by the independent auditor regarding:

  (i)
  critical accounting policies and practices;

  (ii)
  alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

  (iii)
  other material written communications between the independent auditor and Company management.

3.    Audited Financial Statements

          a.    Review and Discussion.    The Audit Committee shall review and discuss with the Company's management and independent auditor the Company's audited financial statements, including the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380), as may be modified or supplemented, requires discussion.

          b.    Recommendation to Board Regarding Financial Statements.    The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K.

          c.    Audit Committee Report.    The Audit Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of the Company relating to its annual meeting of security holders.

4.    Review of Other Financial Disclosures

          Independent Auditor Review of Interim Financial Statements. The Audit Committee shall direct the independent auditor to use its best efforts to perform reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor's review of interim financial information which are required to be discussed by applicable auditing standards. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor's review of interim financial information.

E.    Controls and Procedures

          1.    Oversight.    The Audit Committee shall coordinate the Board of Directors' oversight of the Company's internal control over financial reporting, disclosure controls and procedures and code of conduct. The Audit Committee shall receive and review the reports of the CEO and CFO required by Rule 13a-14 of the Exchange Act.

          2.    Procedures for Complaints.    The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

          3.    Related-Party Transactions.    The Audit Committee shall review and approve any proposed related party transactions.

          4.    Additional Powers.    The Audit Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

F.    Procedures and Administration

          1.    Meetings.    The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Audit Committee may also act by unanimous written consent in lieu of a meeting. The Audit Committee shall periodically meet separately with: (i) the independent auditor; (ii) Company management and (iii) the most senior person responsible for the internal audit activities of the Company. The Audit Committee shall keep such records of its meetings, as it shall deem appropriate.

          2.    Subcommittees.    The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to pre-approve audit, review, attest or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

          3.    Reports to Board.    The Audit Committee shall report regularly to the Board of Directors.

          4.    Charter.    At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

          5.    Independent Advisors.    The Audit Committee is authorized, without further action by the Board of Directors, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

          6.    Investigations.    The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

          7.    Funding.    The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

QuickLinks

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ELECTION OF DIRECTORS
SUMMARY COMPENSATION TABLE
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
EQUITY COMPENSATION PLAN INFORMATION
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
BOARD POLICY REGARDING DIRECTOR ATTENDANCE AT ANNUAL MEETINGS
OTHER MATTERS
SOLICITATION OF PROXIES
REVOCATION OF PROXY
STOCKHOLDER PROPOSALS
APPENDIX A
APPENDIX B